
North
0 60' 120'
GRAPHIC SCALE
FUTURE TORREY GROVES (SOUTH) SUBDIVISION (REFER TO TORREY GROVES RESIDENTIAL SUBDIVISION PLANS PREPARED BY DMK ASSOCIATES, PROJECT NUMBER 07-0009)
FUTURE BOSTICK ROAD
SOUTH EASEMENT LINE
NORTH EASEMENT LINE
EXISTING SOUTH FLORIDA COMMUNITY COLLEGE
TORREY GROVES DRIVE
STREET "A"
STREET "B"
STREET "C"
PROPOSED STORMWATER MANAGEMENT AREA
PROPOSED LIFT STATION
SAULS ROAD
BESSIE ROAD
LANDS OF CHAPMAN LLC
LANDS OF JOHN C. & TRACY T. BAXTER

LEGEND

- PROPOSED ASPHALT PAVEMENT
- PROPOSED CONCRETE PAVEMENT/SIDEWALK
- PROPOSED WATER MAIN
- PROPOSED FORCE MAIN
- PROPOSED SANITARY SEWER MAIN
- PROPOSED INLET AND STORM PIPE

OVERALL SITE NOTES

1. PROPOSED DEVELOPMENT SHALL BE IN ACCORDANCE WITH HARDEE COUNTY REQUIREMENTS.
2. REFER TO SHEETS C-03 AND C-04 FOR DETAILED HORIZONTAL CONTROL DATA, AND SIGNING AND PAVEMENT MARKING DESIGN.
3. REFER TO SHEETS C-05 THROUGH C-12 AND ASSOCIATED DETAIL SHEETS FOR DETAILED STORMWATER DESIGN AND GRADING.
4. REFER TO SHEETS C-06 THROUGH C-12 AND ASSOCIATED DETAIL SHEETS FOR DETAILED DESIGN OF THE PROPOSED UTILITY INFRASTRUCTURE.
5. REFER TO GEOTECHNICAL REPORTS PREPARED BY DUNKELBERGER ENGINEERING AND TESTING, INC., DATED 03/30/2007 (DET PROJECT NO. SAR-07-555) FOR SUBSURFACE CONDITIONS.
6. FDEP WATER & WASTEWATER, AND HARDEE COUNTY UTILITIES CONSTRUCTION PERMITS ARE REQUIRED.
7. THE ULTIMATE PLACEMENT OF THE PROPOSED FIRE DEPARTMENT CONNECTIONS SHALL BE COORDINATED WITH THE FIRE MARSHAL PRIOR TO INSTALLATION.
8. REFER TO LANDSCAPE PLANS FOR LIMITS OF CLEARING AND TREE PRESERVATION.
9. THE CONTRACTOR SHALL MAINTAIN EXISTING WATER, SEWER, AND STORM SERVICE THROUGHOUT THE DURATION OF CONSTRUCTION. INTERRUPTION TO EXISTING SERVICE SHALL BE AVOIDED. EXISTING WATER, SEWER, AND STORM INFRASTRUCTURE SHALL BE REMOVED AS SOON AS PRACTICAL, AS INDICATED ON THE PLANS. UPON COMPLETION OF THE CONSTRUCTION, TESTING, CERTIFICATION AND ACCEPTANCE OF THE PERMANENT UTILITY INFRASTRUCTURE, THE REMAINING NON-PERMANENT INFRASTRUCTURE/UTILITIES CAN BE REMOVED, AS REQUIRED.
10. FOR EXISTING UTILITY INFRASTRUCTURE INDICATED TO BE REMOVED WITHIN THE PLANS, THE CONTRACTOR SHALL REMOVE THE INFRASTRUCTURE FROM ZERO (0) TO SIX (6) FEET IN DEPTH. EXISTING FACILITIES DEEPER THAN SIX (6) FEET IN DEPTH SHALL BE ABANDONED IN PLACE AND FILLED WITH FLOWABLE FILL (150-200 PSI). THE TOP SECTION OF MANHOLES SHALL BE REMOVED AND THE REMAINING STRUCTURE FILLED WITH CLEAN COMPACTED SANDY FILL.

SITE DATA

PROPOSED PUBLIC R/W:	3.00 AC.	= 21.3%
PROPOSED LOT AREA (84 LOTS):	6.77 AC.	= 48.2%
PROPOSED OPEN SPACE:	4.29 AC.	= 30.5%
(REFER TO SHEET C-16 FOR OPEN AREA LIMITS)		
TOTAL PROJECT SITE	14.06 AC.	= 100%

JAG Jensen and Group, LLC Engineering Consultants
1829 Barber Road, Suite A
Sarasota, Florida 34240
Ph.: (941) 747-7400 Fax: (941) 371-1985
www.JAG-Eng.com

NO.	REVISION DESCRIPTION	DATE	BY

PROJECT NO: 080-001
DESIGNED BY: MWM
DRAWN BY: TNS
CHK'D BY: MWM
PROJ. MGR: KWJ
DATE: 05/2010

FOR: WL-1, LLC
TITLE: CONSTRUCTION PLANS
TORREY GROVES (NORTH) - SUBDIVISION
DESC: OVERALL SITE PLAN

Kurt W. Jensen, PE
FLA. CERT. NO. 34850
C.O. #26498
DATE:

C-02